UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2008 (March 10, 2008)

ACI WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Broadway, Suite 3350
New York, New York 10271

(Address of principal executive offices)  (Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 348-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On March 10, 2008, ACI Worldwide, Inc. (the “Company”) will hold its Investor Day today via meeting and simultaneous webcast from 8.30 am EDT to 12.30 pm EDT.  A copy of the presentation materials is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01

The foregoing information (including the exhibit hereto) is being furnished under “Item 7.01—Regulation FD Disclosure.” Such information (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The filing of this Current Report on Form 8-K and the furnishing of this information pursuant to Item 7.01 do not mean that such information is material or that disclosure of such information is required.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Investor Day Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACI WORLDWIDE, INC.

/s/ Scott Behrens
Scott Behrens, Vice President, Corporate Controller and Chief Accounting Officer (Principal Financial Officer)

Date: March 10, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Day Presentation